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                        UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) OCTOBER 23, 1997


                      HAVEN BANCORP, INC.
    (Exact name of registrant as specified in its charter)


                          DELAWARE
 (State or other jurisdiction of incorporation or organization)


                          000-21628
                    (Commission File Number)


                          11-3153802
             (I.R.S. Employer Identification No.)


       93-22 JAMAICA AVENUE, WOODHAVEN, NEW YORK  11421
      (Address of principal executive offices)  (Zip Code)

                        (718) 847-7041
      (Registrant's telephone number, including area code)


                        NOT APPLICABLE
      (Former name, former address and former fiscal year,
                  if changed since last report)











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ITEM 5. OTHER EVENTS


On October 23, 1997, the Board of Directors of Haven Bancorp, Inc. (the "Company") declared a stock split in the form of a 100% stock dividend. Stockholders of record as of the close of business on October 31, 1997 will receive one additional share of the Company's common stock for each share they own on that date. The new shares will be distributed on November 28, 1997.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         (a)  Financial Statements of the Business Acquired.
              Not Applicable.

         (b)  Pro Forma Financial Information.
              Not Applicable.

         (c)  Exhibits.
              99.1  Press Release, dated October 23, 1997.




                        SIGNATURE


Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HAVEN BANCORP INC.
                                 (Registrant)



Date:  October 28, 1997      By:    /s/  Catherine Califano
                                    ---------------------------
                                    Catherine Califano
                                    Senior Vice President and
                                      Chief Financial Officer